Exhibit 99.1

New Senior Investment Group Stockholders Approve Merger with Ventas

CHICAGO (September 14, 2021)—Ventas, Inc. (NYSE: VTR) (“Ventas”) and New Senior Investment Group Inc. (NYSE: SNR) (“New Senior”) announced today that New Senior stockholders have approved the previously announced merger pursuant to which New Senior will merge with and into a subsidiary of Ventas, with New Senior surviving the merger as a subsidiary of Ventas (the “Merger”).

Approximately 99.8% of the votes cast were voted in favor of the adoption of New Senior’s merger agreement (the “Merger Agreement”) with Ventas and approval of the Merger, which represented approximately 73.7% of the outstanding shares of New Senior common stock. Detailed information regarding the voting results will be made available by New Senior in a Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”).

“We are pleased with the outcome of today’s special meeting and thank our stockholders for their support of the financially and strategically compelling transaction with Ventas,” said Susan L. Givens, New Senior President and Chief Executive Officer.

“We are excited about our progress toward completing the transaction that enables Ventas to capture the powerful senior housing upside at a cyclical inflection point and complements our high quality diversified portfolio benefitting from demographic demand,” said Debra A. Cafaro, Ventas Chairman and CEO.

Under the terms of the Merger Agreement, New Senior stockholders will receive 0.1561 shares of newly issued Ventas common stock for each share of New Senior common stock that they own immediately prior to the effective time of the Merger.

Subject to the satisfaction of customary closing conditions, the Merger is expected to close on or around September 21, 2021. As announced earlier today, Ventas stockholders of record as of October 1, 2021 will be entitled to receive a dividend of $0.45 per share of Ventas common stock on October 14, 2021 (including former New Senior stockholders if the Merger closes on or prior to October 1, 2021, in which case New Senior stockholders would not receive the dividend announced by New Senior on August 4, 2021).

About Ventas

Ventas, an S&P 500 company, operates at the intersection of two powerful and dynamic industries – healthcare and real estate. As one of the world’s foremost Real Estate Investment Trusts (REIT), we use the power of capital to unlock the value of real estate, partnering with leading care providers, developers, research and medical institutions, innovators and healthcare organizations whose success is buoyed by the demographic tailwind of an aging population. For more than twenty years, Ventas has followed a successful strategy that endures: combining a high-quality diversified portfolio of properties and capital sources to manage through cycles, working with industry leading partners, and a collaborative and experienced team focused on producing consistent growing cash flows and superior returns on a strong balance sheet, ultimately rewarding Ventas stakeholders. As of June 30, 2021, Ventas owned or had investments in approximately 1,200 properties.

About New Senior

New Senior Investment Group Inc. (NYSE: SNR) is a publicly-traded real estate investment trust with a diversified portfolio of senior housing properties located across the United States. New Senior is one of the largest owners of senior housing properties, with 103 properties across 36 states.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding New Senior and Ventas including, but not limited to, statements related to the Merger of New Senior and the anticipated timing, results and benefits thereof; statements regarding the expectations and beliefs of the board of directors of New Senior, New Senior management, the board of directors of Ventas or Ventas management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on New Senior’s and Ventas’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond New Senior’s or Ventas’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with New Senior’s and Ventas’s ability to complete the Merger on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to satisfaction of the closing conditions to consummate the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the Merger; risks related to diverting the attention of New Senior and Ventas management from ongoing business operations; failure to realize the expected benefits of the Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of litigation in connection with the Merger, including resulting expense or delay; the risk that New Senior’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain financing in connection with the Merger; risks related to future opportunities and plans for the combined company, including the uncertainty of financial performance and results of the combined company following completion of the Merger; the ability of the combined company to qualify and maintain its qualification as a real estate investment trust for U.S. federal income tax purposes and the potentially onerous consequences that any such failure to maintain such qualification would have on the combined company’s business; disruption from the Merger, making it more difficult to conduct business as usual or maintain relationships with property managers, tenants, employees or other third parties; effects relating to the announcement of the Merger or any further announcements or the consummation of the Merger on the market price of New Senior common stock or Ventas common stock; the possibility that, if Ventas does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors or at all, the market price of Ventas common stock could decline; regulatory initiatives and changes in tax laws; market volatility and changes in economic conditions; and other risks and uncertainties affecting New Senior and Ventas, including those described from time to time under the caption “Risk Factors” and elsewhere in New Senior’s and Ventas’s SEC filings and reports, including New Senior’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Ventas’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and subsequent filings and reports by either company. In addition, the trajectory and future impact of the

COVID-19 pandemic remains highly uncertain and may change rapidly. The extent of the pandemic’s continuing and ultimate impact on the combined company’s ability to generate revenues from its operations and the operation of its facilities will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which New Senior or Ventas are not currently aware may also affect each company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this communication are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by New Senior or Ventas on their respective websites or otherwise. Except as otherwise required by law, neither New Senior nor Ventas undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

In connection with the proposed acquisition, Ventas filed with the SEC a registration statement on Form S-4 for the Ventas common stock that will be issued in the proposed acquisition, which was declared effective by the SEC on August 11, 2021. Ventas has filed with the SEC its prospectus and New Senior has filed with the SEC its definitive proxy statement in connection with the proposed acquisition, and the definitive proxy statement has been mailed to the stockholders of New Senior for a Special Meeting of New Senior’s stockholders to approve the proposed acquisition. Each of New Senior and Ventas may also file other relevant documents with the SEC regarding the proposed acquisition. This communication is not a substitute for the registration statement, the prospectus, the definitive proxy statement or any other document that New Senior or Ventas may file with the SEC with respect to the proposed acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROSPECTUS, THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW SENIOR, VENTAS AND THE PROPOSED ACQUISITION.

Investors and security holders will be able to obtain copies of these materials (if and when they are available), and other documents containing important information about New Senior, Ventas and the proposed acquisition, once such documents are filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by New Senior will be made available free of charge on New Senior’s investor relations website at ir.newseniorinv.com. Copies of documents filed with the SEC by Ventas will be made available free of charge on Ventas’s investor relations website at ir.ventasreit.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Ventas, Inc.

Sarah Whitford

(877) 4-VENTAS

New Senior Investment Group Inc.

Lori B. Marino

(646) 885-1522